EXHIBIT 10.2

SECURITY AGREEMENT

This Security Agreement (the “Security Agreement”), effective as of April 29, 2025 (the “Effective Date”), is made and entered into by and between DEP Nevada, Inc., a Nevada corporation (“Borrower”), NMG Long Beach, LLC, a California limited liability company (“Licensee”) and SGC Retail Partners LLC, a Nevada limited liability company (“Secured Party”).

WHEREAS, contemporaneously herewith, Secured Party will lend to Borrower the principal amount of Five Hundred Eighty Seven Thousand Dollars ($587,000.00) and Borrower will issue and deliver to Secured Party a secured promissory note (the “Note”) in the principal amount of Five Hundred Eighty Seven Thousand Dollars ($587,000.00);

WHEREAS, Borrower will use the $587,000.00 loan principal to pay the outstanding tax obligations of Licensee, to Licensee’s benefit; and

WHEREAS, as a condition to the Note, the Secured Party requires Borrower and Licensee to enter into this Security Agreement to grant Secured Party a security interest in the Collateral (as defined below);

NOW, THEREFORE, in consideration of the above recitals which are fully incorporated into this Security Agreement, the mutual promises and covenants set forth herein, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereto agree as follows.

1. Grant of Security Interest by Borrower. As collateral security for payment by Borrower of Five Hundred Eighty Seven Thousand Dollars ($587,000.00) due under the Note (the “Obligations”), Borrower hereby grants to Secured Party a security interest in and on all of Borrower’s right, title, and interest in and to all of the following collateral, whether now owned or hereafter acquired or existing (the “Borrower Collateral”):

a. Eighty percent (80%) of all of the issued and outstanding membership interests in and to Licensee (the “Pledged Interests”), which Borrower hereby pledges to Secured Party, and hereby creates a continuing first priority lien and security interest in favor of Secured Party in and to all of Borrower’s right, title and interest in and to the Pledged Interests and all proceeds and products thereof, wherever located, whether now existing or hereafter from time to time arising or acquired; and

b. all proceeds of any and all of the Pledged Interests and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty, or guaranty, payable by reason of loss or damage to, or otherwise with respect to any of the Pledged Interests.

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2. Grant of Additional Security Interest by Licensee. As additional collateral security for payment by Borrower of the Obligations, Licensee hereby grants to Secured Party a security interest in and on all of Licensee’s right, title, and interest in and to all of the following collateral, whether now owned or hereafter acquired or existing (the “Licensee Collateral”):

a. all Equipment of Licensee, as defined in the Nevada Uniform Commercial Code (the “UCC”), including, without limitation, equipment in all of its forms wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies, and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements, and accessions thereto (any and all such equipment, parts, and accessions being the “Equipment”);

b. subject to applicable cannabis laws and regulations, all Inventory of Licensee, as defined in the UCC, including, without limitation, inventory in all of its Forms, wherever located, including, but not limited to: (i) all raw materials and work in progress, finished goods, and materials used or consumed in manufacture or production; (ii) goods in which Licensee has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Licensee has an interest or right as consignee); and (iii) goods which are returned to or repossessed by Licensee, and all accessions thereto and products thereof and all documents and documents of title relating to or covering any of the foregoing or any other assets (“Documents”) (any and all such inventory, accessions, products, and Documents being the “Inventory”);

c. all Accounts of Licensee as defined in the UCC, including without limitation, accounts receivable, cash or cash equivalents, contract rights, chattel paper, instruments, acceptances, drafts, general intangibles, payment intangibles, letter-of-credit rights, commercial torts claims, deposit accounts, consignments, promissory notes and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records, and documents relating to any of the foregoing, including all computer records, programs, storage media, and computer software useful or required in connection therewith (the “Receivables”), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements, and other contracts (the “Related Contracts”);

d. all rights under all contracts or agreements to which Licensee is a party (other than contracts or agreements entered into which by their terms expressly prohibit the granting of any lien, charge, claim, or encumbrance of any nature whatsoever (“Lien”) thereon; Licensee shall use commercially reasonable efforts to ensure that all contracts and agreements entered into by or on behalf of Licensee during the term of this Agreement permit the attachment of the Lien provided for under this Agreement);

e. All right, title, and interest, in, to, and under, any accounts or deposit accounts maintained by or on behalf of Licensee at any bank or other financial institution;

f. General intangibles of Licensee as defined in the UCC, including without limitation, payment intangibles, software, good will, and tax refunds;

g. All other personal property of Licensee, including, without limitation, all other goods, documents, instruments, general intangibles, money, accounts, and chattel paper; and

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h. all proceeds of any and all of the foregoing Licensee Collateral (including, without limitation, proceeds which constitute property of the types described in clauses 2(a) through 2(h) of this paragraph 1) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty, or guaranty, payable by reason of loss or damage to, or otherwise with respect to any of the foregoing items.

The Borrower Collateral and Licensee Collateral may be referred to herein each and collectively as the “Collateral,” as indicated by context.

3. Representations and Warranties of Borrower. Borrower represents and warrants to Secured Party as follows:

a. Borrower has full power and authority to execute, deliver, and perform this Security Agreement, which has been duly authorized by all necessary and proper corporate action.

b. This Security Agreement has been duly executed and delivered, and constitutes the legal, valid, and binding obligation of Borrower, enforceable in accordance with its terms.

c. Borrower has good title to and is the lawful owner of the Borrower Collateral, free from all claims, liens, encumbrances, charges, or security interests whatsoever except as otherwise granted by this Security Agreement.

d. This Security Agreement creates a valid Lien and security interest in the Borrower Collateral, securing the payment(s) due under the Agreement and the Note, and, upon the filing of the related financing statement(s) in accordance with this Security Agreement, the Lien will be perfected, enforceable in accordance with its terms.

e. No authorization, approval, or other action by, and no notice to or filing with, any governmental or regulatory agency or authority is required: (i) for the grant by Borrower of the security interest granted hereby; (ii) for the execution, delivery, or performance of this Security Agreement by Borrower; or (iii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder.

4. Representations and Warranties of Licensee. Licensee represents and warrants to Secured Party as follows:

a. Licensee has full power and authority to execute, deliver, and perform this Security Agreement, which has been duly authorized by all necessary and proper corporate action.

b. This Security Agreement has been duly executed and delivered, and constitutes the legal, valid, and binding obligation of Licensee, enforceable in accordance with its terms.

c. Licensee has good title to and is the lawful owner of the Licensee Collateral, free from all claims, liens, encumbrances, charges, or security interests whatsoever except as otherwise granted by this Security Agreement.

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d. All of Licensee’s material Related Contracts are in full force and effect, and Licensee and, to Licensee’s knowledge, the other contracting parties to each such Related Contract have performed in all material respects their respective obligations under each such Related Contract.

e. This Security Agreement creates a valid Lien and security interest in the Licensee Collateral, securing the payment(s) due under the Agreement and the Note, and, upon the filing of the related financing statement(s) in accordance with this Security Agreement, the Lien will be perfected, enforceable in accordance with its terms.

f. No authorization, approval, or other action by, and no notice to or filing with, any governmental or regulatory agency or authority is required: (i) for the grant by Licensee of the security interest granted hereby; (ii) for the execution, delivery, or performance of this Security Agreement by Licensee; or (iii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder.

5. Covenants. Borrower and Licensee each covenants and agrees that, until the Obligations are irrevocably satisfied in full or otherwise discharged:

a. Borrower and Licensee each shall, at its sole expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary in order to perfect and protect any security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Borrower Collateral and/or Licensee Collateral as applicable, including, without limitation, providing, executing, filing, and/or recording any notice, financing statement, statement, instrument, document, pledge or other agreement necessary to create, preserve, continue, perfect, or validate any security interest granted hereunder or which is necessary to exercise or enforce the Secured Party’s rights hereunder with respect to such security interest.

b. The Secured Party is authorized to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrower or Licensee, as applicable, where permitted by law in a form as determined to be appropriate by Secured Party. A carbon, photographic, or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

c. Borrower and Licensee shall defend their respective Collateral against all claims and demands of all persons claiming an interest therein.

6. Remedies. Upon the happening of an Event of Default, as defined in the Agreement and the Note, the Secured Party shall have, in addition to all other rights and remedies provided in this Security Agreement or otherwise, all the rights and remedies of a secured party on default under the UCC.

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7. Power of Attorney. Borrower and Licensee each authorizes the Secured Party and does hereby make, constitute, and appoint the Secured Party and agents of the Secured Party with full power of substitution, as Borrower’s and Licensee’s respective true and lawful attorney-in-fact with power, in its own name or in the name of Borrower or Licensee as applicable, upon the occurrence and continuance of any Event of Default, to do all acts and things which the Secured Party deems necessary to protect, preserve, and realize upon the Collateral and Borrower’s and/or Licensee’s respective security interests therein in order to effect the intent of this Security Agreement, as fully and effectually as Borrower or Licensee might or could do. THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE FOR AS LONG AS THE OBLIGATIONS SHALL BE OUTSTANDING.

8. Term of Security Agreement. The term of this Security Agreement shall commence on the date hereof and continue in full force and effect until the Obligations have been fully and indefeasibly paid and performed and such payment and performance has been acknowledged in writing by the Secured Party. At such time, this Security Agreement shall terminate, Secured Party shall release its security interests hereunder (and deliver and sign appropriate UCC termination statements), and the Borrower Collateral shall be reassigned to Borrower and the Licensee Collateral shall be reassigned to Licensee.

9. Indemnity. Borrower and Licensee, as applicable, each agrees to indemnify Secured Party from and against any and all claims, losses, and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses, or liabilities resulting from Secured Party’s gross negligence or willful misconduct.

10. Miscellaneous.

a. Continuing Security Interest; Transfer of the Note. This Security Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until payment in full of all amounts due under the Note and Agreement; (ii) be binding jointly and severally upon Borrower and Licensee, and their respective successors and assigns; and (iii) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the payment in full of all amounts due under the Note, the security interest granted hereby shall terminate and all rights to the Borrower Collateral shall revert to Borrower and all rights to the Licensee Collateral shall revert to Licensee. Upon any such termination, Secured Party will, at Borrower’s expense (or at Licensee’s expense, as applicable), execute and deliver to Borrower (or Licensee) such UCC termination statements and such other documentation as Borrower (or Licensee) shall reasonably request to affect the termination and release of the Liens on the Collateral.

b. No Third-Party Beneficiaries. This Security Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

c. Succession and Assignment. This Security Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign the Note, this Security Agreement, or any of the rights, interests, or obligations thereunder or hereunder without the prior written approval of the other party, except to an affiliated entity or in the event of a change of control (merger, acquisition, reorganization, sale of all or substantially all assets).

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d. Entire Agreement. This Security Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

e. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

f. Headings. The section headings contained in this Security Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Security Agreement.

g. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party’s address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days’ advance written notice to the other party hereto.

h. Consent to Jurisdiction; Waiver of Jury Trial. SECURED PARTY, BORROWER AND LICENSEE IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEVADA, SITTING IN CLARK COUNTY, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT. SECURED PARTY, BORROWER AND LICENSEE HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH STATE COURTS. SECURED PARTY, BORROWER AND LICENSEE IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND SECURED PARTY, BORROWER AND LICENSEE EACH FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. BORROWER, LICENSEE AND THE SECURED PARTY HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER, LICENSEE AND/OR THE SECURED PARTY ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS.

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i. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Nevada (without reference to conflict of law principles).

j. Equitable Remedies. In the event of any actual or prospective breach or default by any party, the other party(ies) shall be entitled to seek equitable relief, including remedies in the nature of injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit a party from pursuing any other remedy or relief available at law or in equity for any actual or prospective breach or default, including the recovery of damages.

k. Amendments and Waivers. No amendment of any provision of this Security Agreement shall be valid unless the same shall be in writing and signed by Borrower, Licensee and Secured Party. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

l. Severability. Any term or provision of this Security Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

m. Construction. The parties have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Security Agreement.

[signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement effective as of the Effective Date.

SGC Retail Partners LLC		DEP Nevada, Inc. (“Borrower”)
(“Secured Party”)

By:	/s/ Michael Viellion	By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Michael Viellion	Name:	Stephen ‘Trip’ Hoffman
Title:	Manager	Title:	President

Dated:	April 29, 2025	Dated:	April 29, 2025
Address:	10777 W Twain Ave., Suite 215	Address:	Attn: Stephen ‘Trip’ Hoffman
	Las Vegas, NV 89135		6420 Sunset Corporate Drive
Email:	viellion@gmail.com		Las Vegas, NV 89120
		Email:	TripHoffman@bodyandmind.com

NMG Long Beach, LLC
(“Licensee”)

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

Dated:	April 29, 2025
Address:	10777 W Twain Ave., Suite 215
Las Vegas, NV 89135
Email:	TripHoffman@bodyandmind.com

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